UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

The Marcus Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125

(Address of principal executive offices, including zip code)

  (414) 905-1000

(Registrant’s telephone number, including area code)

  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 2.01 under the heading “Shareholders’ Agreement” is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 1, 2019, The Marcus Corporation (“Marcus”), together with its subsidiaries MMT Texny, LLC and MMT Lapagava, LLC (collectively, the “Company”), completed the acquisition of the Movie Tavern branded movie theatre business (the “Movie Tavern Business”) from VSS-Southern Theatres LLC, Movie Tavern, Inc., Movie Tavern Theatres, LLC and TGS Beverage Company, LLC (collectively, the “Sellers”), pursuant to the terms of an Asset Purchase Agreement, dated as of November 1, 2018 and amended as of January 31, 2019 (the “Purchase Agreement”). The execution of the Purchase Agreement was previously disclosed in a Current Report on Form 8-K filed by Marcus with the Securities and Exchange Commission on November 2, 2018.

As part of the purchase price for the Movie Tavern Business, Marcus agreed to issue to the Sellers up to 2,450,000 shares of The Marcus Corporation common stock, par value $1.00 per (the “Shares”). On February 1, 2019, in connection with the consummation of the transaction, Marcus issued 2,292,944 of the Shares to Southern Margin Loan SPV LLC (“Southern Margin”), a wholly owned subsidiary of VSS-Southern Holdings LLC and the Sellers’ designated holder of the Shares. The remaining 157,056 Shares were issued to Southern Margin and deposited into a third-party escrow account to secure certain post-closing indemnification obligations of the Sellers to the Company under the Purchase Agreement.

Shareholders’ Agreement

On February 1, 2019, in connection with the issuance of the Shares, Marcus and Southern Margin entered into a Shareholders’ Agreement (the “Shareholders’ Agreement”), which sets forth certain obligations of the parties to the Shareholders’ Agreement with respect to the orderly resale of the Shares, including time, manner, volume and price limitations on such resales, as well as certain provisions related to the disbursement of the Shares being held in escrow.

The Shareholders’ Agreement provides Southern Margin with certain “piggy-back” registration rights with respect to certain registration statements that Marcus may file. Marcus is subject to obligations regarding the registration of the Shares, the maintenance of an active shelf registration statement and the offer and resale of the Shares by Southern Margin.

The Shareholders’ Agreement also contains a standstill provision applicable to Southern Margin that continues until such time as Southern Margin does not own any of the Shares, except as pre-approved in writing by the board of directors of Marcus, and prohibits Southern Margin and its affiliates from taking certain actions, including acquiring shares of Marcus common stock and seeking to control, alter or influence the board of directors, management or policies of Marcus. Among other things, until such time as Southern Margin does not own any of the Shares, Southern Margin is subject to a voting agreement requiring it to vote in favor of the board of directors’ director nominees.

The foregoing description of the Shareholders’ Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Shareholders’ Agreement, which is filed as Exhibit 10.1 to our Registration Statement on Form S-3ASR, filed with the Securities and Exchange Commission on February 1, 2019 and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On February 1, 2019, Marcus issued a press release announcing certain preliminary and unaudited financial results for its fourth quarter and fiscal year ended December 27, 2018.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The preliminary results set forth in the press release are based on management’s initial review of Marcus’s operations for the fourth quarter and fiscal year ended December 27, 2018 and are subject to revision based upon Marcus’s year-end closing procedures and the completion and external audit of Marcus’s year-end financial statements. Marcus has provided ranges, rather than specific amounts, for certain financial results, primarily because the financial results are preliminary and remain subject to the completion of normal year-end accounting procedures and an external audit of the company’s financial statements. Actual results may differ from these preliminary results as a result of the completion of year-end closing procedures, final adjustments and other developments that may arise between now and the time that Marcus’s financial results are finalized, and such changes could be material. In addition, these preliminary results are not a comprehensive statement of Marcus’s financial results for the fourth quarter or fiscal year ended December 27, 2018 and should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles. Marcus plans to report completed fourth quarter and fiscal year 2018 financial results on February 21, 2019.

The information provided in this Item 2.02 is intended to be “furnished” and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.02.	Unregistered Sales of Equity Securities.

The description set forth under Item 2.01 of this Current Report on Form 8-K related to the issuance of the Shares as partial consideration for the transaction is incorporated into this Item 3.02 by reference. The Shares were issued in a private placement transaction pursuant to the registration exemption set forth in Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On February 1, 2019, Marcus issued a press release announcing the completion of The Movie Tavern Business acquisition and its preliminary financial results for its fourth quarter and fiscal year ended December 27, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided in this Item 7.01 is intended to be “furnished” and shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
Number

(2.1)	Asset Purchase Agreement, dated as of November 1, 2018, by and among MMT Texnv, LLC, MMT Lapagava, LLC, The Marcus Corporation, Movie Tavern, Inc., Movie Tavern Theaters, LLC, TGS Beverage Company, LLC, and VSS-Southern Theatres LLC. [Incorporated by reference to Exhibit 2.1 to our Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2018] [Schedules and exhibits have been omitted and The Marcus Corporation agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules and exhibits upon request.]

(10.1)	Shareholders Agreement, dated as of February 1, 2019, by and between The Marcus Corporation and Southern Margin Loan SPV LLC. [Incorporated by reference to Exhibit 10.1 to our Registration Statement on Form S-3ASR, filed with the Securities and Exchange Commission on February 1, 2019]

(99.1)	Press Release of The Marcus Corporation, dated as of February 1, 2019.

Special Note Regarding Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements include words such as we “believe,” “anticipate,” “expect” or words of similar import. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which may cause results to differ materially from those expected, including, but not limited to, the following: (1) the availability, in terms of both quantity and audience appeal, of motion pictures for our theatre division, as well as other industry dynamics such as the maintenance of a suitable window between the date such motion pictures are released in theatres and the date they are released to other distribution channels; (2) the effects of adverse economic conditions in our markets, particularly with respect to our hotels and resorts division; (3) the effects on our occupancy and room rates of the relative industry supply of available rooms at comparable lodging facilities in our markets; (4) the effects of competitive conditions in our markets; (5) our ability to achieve expected benefits and performance from our strategic initiatives and acquisitions; (6) the effects of increasing depreciation expenses, reduced operating profits during major property renovations, impairment losses, and preopening and start-up costs due to the capital intensive nature of our businesses; (7) the effects of weather conditions, particularly during the winter in the Midwest and in our other markets; (8) our ability to identify properties to acquire, develop and/or manage and the continuing availability of funds for such development; (9) the adverse impact on business and consumer spending on travel, leisure and entertainment resulting from terrorist attacks in the United States or other incidents of violence in public venues such as hotels and movie theatres; (10) a disruption in our business and reputational and economic risks associated with civil securities claims brought by shareholders; and (11) our ability to timely and successfully integrate the Movie Tavern operations into our own circuit. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this Current Report on Form 8-K, and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

EXHIBIT INDEX
Exhibit Number	Document Description

2.1	Asset Purchase Agreement, dated as of November 1, 2018, by and among MMT Texnv, LLC, MMT Lapagava, LLC, The Marcus Corporation, Movie Tavern, Inc., Movie Tavern Theaters, LLC, TGS Beverage Company, LLC, and VSS-Southern Theatres LLC. [Incorporated by reference to Exhibit 2.1 to our Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2018] [Schedules and exhibits have been omitted and The Marcus Corporation agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules and exhibits upon request.]

10.1	Shareholders Agreement, dated as of February 1, 2019, by and between The Marcus Corporation and Southern Margin Loan SPV LLC [Incorporated by reference to Exhibit 10.1 to our Registration Statement on Form S-3ASR, filed with the Securities and Exchange Commission on February 1, 2019]

99.1	Press Release of The Marcus Corporation, dated as of February 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: February 1, 2019	By:	/s/ Douglas A. Neis
Douglas A. Neis
Executive Vice President, Chief Financial
Officer and Treasurer